Quality Assets. Disciplined Management. Investor Presentation www.sanchezpp.com March 2016

Legal Disclaimers Forward-Looking Statements This presentation contains, and the officers and representatives of the Partnership and its general partner may from time to time make, statements that are considered forward–looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; acquisition strategy; financial strategy; ability to make, maintain and grow distributions; the ability of our customers to meet their drilling and development plans on a timely basis or at all and perform under gathering and processing agreements; future operating results, including our forecast of Adjusted EBITDA and Distributable Cash Flow; future capital expenditures; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. Oil and Gas Reserves The SEC requires oil and gas companies, in filings with the SEC, to disclose “proved oil and gas reserves” (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose “probable reserves” (i.e., quantities of oil and gas that are as likely as not to be recovered) and “possible reserves” (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). Investors are urged to consider closely the disclosure in Sanchez Production Partners’ Annual Report on Form 10-K for the most recent fiscal year. 2 © 2016 Sanchez Production Partners LP

Overview © 2016 Sanchez Production Partners LP

SPP's Transformation

The Old SPP / Constellation Energy Partners

Adjusted EBITDA


Production
100%

EV: ~$70 MM [1]
(As of 6/30/2013)

- **Challenge:**
  - Orphan MLP with no sponsor
  - Significant leverage with no ability to grow
- **Asset base:**
  - Legacy PDP production
  - Dominated by dry gas assets acquired in the 2007-08 timeframe
- **Distributions:**
  - Suspended in 2009

Steps of the Transformation

- Established Relationship With SOG (Aug-13)
- Converted from LLC to LP (Mar-15)
- Closed First Production Transaction With SN (Mar-15)
- Closed First Midstream Transaction With SN (Oct-15)
- ROFO on Significant, Identified Acquisition Inventory

The New Sanchez Production Partners

Adjusted EBITDA [2]


Production
40%
Midstream
60%

EV: ~$500 MM [1]
(As of 12/31/2015)

- **Challenge met:**
  - Sponsored partnership
    - Shared Services Agreement with SP Holdings, LLC; supported by the SOG operating platform
    - ROFO on significant, identified acquisition inventory
  - Executed transactions with SEPI and SN to deleverage and grow cash flows
- **Asset base:**
  - Fixed fee gathering and processing assets with long-term minimum volume commitments
  - Eagle Ford EWI and other Gulf Coast production assets
  - Other legacy production assets (Mid-Continent)
- **Distributions:**
  - An initial quarterly distribution per unit ("DPU") of $0.4000 was paid in November 2015
  - A DPU of $0.4060, a 1.5% increase over the prior quarter, was paid in February 2016

4

(1) See *Slide 12*
(2) Reflects anticipated contribution to 2016 base case Adjusted EBITDA forecast (as updated 3/30/2016) before G&A expenses; See *Slide 23*

"SOG" refers to Sanchez Oil & Gas Corporation; "SN" refers to Sanchez Energy Corporation (NYSE: SN); "SEPI" refers to Sanchez Energy Partners I, LP, a SOG-operated private company

© 2016 Sanchez Production Partners LP

SPP LISTED NYSE MKT

2016 Forecast

Base Case ($MM) [1]	Low	Midpoint	High
Adjusted EBITDA	$ 54.0	$ 57.0	$ 60.0
Distributable Cash Flow [2]	$ 13.5	$ 16.5	$ 19.5
Common Unit Distributions	$ 7.0	$ 7.0	$ 7.0
Distribution Coverage Ratio	1.9x	2.3x	2.8x

NOTES:

(1) Developed using the following key assumptions:

- Hedges in place and forward prices as of 12/31/2015
- Excludes contribution of the Mid-Continent assets, which have been targeted for divestiture
- No incremental asset acquisitions or divestitures
- No additional common unit repurchases

(2) Adjusted EBITDA, less:

- Cash interest expense of $3.1 MM;
- Distributions on Class B Preferred Units of $35.0 MM; and
- Maintenance capital of $2.4 MM

5

See also SPP Hedging Program, Slide 22; Non-GAAP Financial Measures, Slide 23

© 2016 Sanchez Production Partners LP

SPP LISTED NYSE MKT

Investment Highlights © 2016 Sanchez Production Partners LP

SPP Investment Highlights

Visible Growth	◆ Identified acquisition inventory of midstream and production assets with value > $0.8 billion ◆ Growth profile supports distribution growth over time ◆ Significant liquidity to fund growth
Premier Asset Base With Stable Distributable Cash Flow	◆ 15 year fixed fee gathering agreement with minimum volume commitments ◆ Well structured portfolio of production assets ◆ Limited commodity price exposure through active hedging ◆ Minimal capital requirements
Well-Sponsored Partnership	◆ Aligned with Sanchez Energy Corporation ("SN") and Sanchez Oil & Gas Corporation ("SOG") ◆ Low cost operator with strategically located assets in a highly prolific and economic basin ◆ ROFO on SN midstream assets stemming from continued development
Capital Optimization Focus	◆ Well-bore interests with flat production profile, no drilling requirements, no maintenance capital and no incremental G&A expense ◆ Well-hedged, stable cash flow profile for rolling five year periods ◆ Facilitates the cycling of capital to optimize the value of portfolio assets
Conservative Financial Management	◆ Target Debt / Adjusted EBITDA of < 3.0x ◆ Target distribution coverage of 1.2x ◆ Target borrowing base utilization of < 80%

SPP LISTED NYSE MKT

<u>As of 12/31/2015</u>
Enterprise Value [1] ~ $500.0 MM

Adjusted EBITDA:
– Midstream [2] 60%
– Production [2] 40%

<u>As of 3/29/2015</u>
Market Price $13.00/Unit
Yield (Annualized) 12.5%

Organizational Structure
(12/31/2015)



SOG Operating Platform
SP Holdings, LLC (DE)
100%
Sanchez Production Partners GP LLC (DE)
100% GP
Sanchez Family, SOG & Insiders (LP Interests)
13.8%
Public Unitholders (LP Interests)
86.2%
Preferred Unitholders Class A ($17.4 MM Face) Class B ($350 MM Face)
Shared Services Agreement / IDRs
Sanchez Production Partners LP (NYSE MKT: SPP)
Credit Facility $200 MM Borrowing Base
Western Catarina Midstream Assets
EFS/Gulf Coast Assets
Mid-Continent Assets

7

[1] See *Slide 12*
[2] Reflects anticipated contribution to 2016 base case Adjusted EBITDA forecast (as updated 3/30/2016) before G&A expenses; See *Slide 23*

© 2016 Sanchez Production Partners LP

SPP LISTED NYSE MKT

Visible Growth



2012
2013
2014
2015
2016 and Beyond
Development/Growth
SANCHEZ ENERGY CORPORATION
NYSE: SN
(IPO Dec-11)
SN grows its Eagle Ford asset base, through the drill bit and acquisitions
SN acquires Catarina assets from Shell
(May-14)
Ongoing Eagle Ford development expected to lead to growth and enhanced performance
Cash Flowing Assets Monetized
Proceeds Reinvested
CEP Acquires Gulf Coast Assets from SEP I, LP*
(Aug-13)
SPP acquires Palmetto EWI assets from SN
(Mar-15)
SPP acquires Western Catarina Midstream assets from SN
(Oct-15)
Other targets with value > $0.8 B identified by SN
(Ongoing)
Additional Stable Cash Flows
Yield/Distributions
SANCHEZ PRODUCTION PARTNERS
NYSE MKT: SPP
(IPO Dec-06 as "CEP")
CEP asset base managed without a sponsor; significant leverage with no ability to grow
Business development relationship between SPP and SOG, a committed sponsor, initiated
Shared Services Agreements executed and implemented; CEP (public LLC) is rebranded "SPP"
LLC-LP conversion implemented with the overwhelming support of SPP's unitholders
(Mar-15)
Quarterly DPU initiated at $0.4000/unit
(Nov-15)
Quarterly DPU increased 1.5% to $0.4060/unit
(Feb-16)

8

SPP LISTED NYSE MKT

* Sanchez Energy Partners I, LP, a SOG-operated private company

© 2016 Sanchez Production Partners LP

Premier Asset Base Western Catarina Midstream Assets SPP Production Assets    Located in a dedication area covering approximately 35,000 net acres in Dimmit and Webb Counties, TX Gulf Coast non-operated assets acquired from Sanchez Energy Partners I, LP in 2013 Eagle Ford Shale (“EFS”) assets acquired from SN in 2015 Mid-Continent assets:    Includes over 150 miles of gathering    lines (4” to 12” diameter), compressors, tanks, vessels and other miscellaneous production equipment Supports production activities across SN’s Catarina asset Long-term fee-based throughput and gathering agreement with SN  ‒ Cherokee Basin operated and non-operated assets  ‒ Other non-operated assets, including Woodford Shale assets and Central Kansas Uplift assets  Houston,Texas Headquarters % Adjusted EBITDA (1) Total Proved Reserves (2) • EFS / Gulf Coast Assets (2) 60% N/A 40% 15,327 MBOE* 5,252 MBOE (95% PDP)* Targeted for Divestiture 9 (1) Reflects anticipated contribution to 2016 base case Adjusted EBITDA forecast (as updated 3/30/2016) before G&A expenses; See Slide 23 (2) As of 12/31/2015 based on forward prices © 2016 Sanchez Production Partners LP • Mid-Continent Assets (2) 10,075 MBOE (36% PDP)* Production Midstream Asset Base Sanchez Production Partners LP

Well-Sponsored Partnership

Sanchez Oil & Gas Corporation

("SOG") | 1972

Operations and Technical Support

- Private operating platform with ~ 200 employees
- Experienced management
- Technical and operational expertise
- Active business development

Shared Services and Business Development Relationships (1)

Sanchez Energy Corporation (2)

(NYSE: SN) | 2011 (IPO)

Development / Growth

- Structure: Public C-Corp
- Enterprise Value: > $1.7 billion
- Asset Focus: Oil resource focus
  - Eagle Ford Shale
  - Tuscaloosa Marine Shale
- 1P Reserves: 128 MMBOE (at 12/31/2015)
- Production: 58,115 BOE/D (15Q4 Average)
- Net Acres: ~ 200,000
- Acquired $1.1 billion in assets since IPO
- Credit Rating (Sr. Unsecured): B / Caa2

Right of First Offer

Sanchez Production Partners

(NYSE MKT: SPP) | 2006 (IPO)

Yield / Distributions

- Structure: Publicly-traded limited partnership
- Enterprise Value: ~ $500 MM (3)
- Asset Focus: Stable cash producing assets
  - Gathering and processing midstream assets
  - Escalating working interests
- Integrated approach to visible growth
- Initial quarterly DPU of $0.4000 was paid in November 2015
- A quarterly DPU of $0.4060, a 1.5% increase over the prior quarter, was paid in February 2016

10

(1) Covers operational and technical support and business development activities; includes allocation of G&A
(2) Source: SN Corporate Presentation – February 2016; SN market data as of 2/23/2016
(3) See *Slide 12*

© 2016 Sanchez Production Partners LP

SPP LISTED NYSE MKT

Capital Optimization Focus 1 4 Growth at SPP generates currency for SN’s future growth SN invests capital in development drilling and acquisitions Capital Deployed Perpetuates Growth Platform Produces growth in production, infrastructure and cash flow  Initial Cash Flow to SN Improves Credit Metrics Assets Divested Development/Growth Yield/Distributions Transaction Value Exchanged Optimizes Cost of Capital 3 Cash flows at SPP valued on yield  Ability to pay market price to SN while capturing economic uplift for SPP  Ability to show accretion 2 Assets sold to SPP Accelerates Cash Proceeds to SN Large inventory of mature cash producing assets fit best in the MLP model Provides Stable Cash Flows To SPP  11 © 2016 Sanchez Production Partners LP

Conservative Financial Management

($ in 000's unless noted)	6/30/2013[1]	12/31/2015
Cash & Cash Equivalents	$ 9,541	$ 6,571
Borrowing Capacity	$ 21,000	$ 93,000
= Borrowing Base	*55,000*	*200,000*
- Debt Outstanding	*34,000*	*107,000*
Total Liquidity	$ 30,541	$ 99,571
= Borrowing Capacity	*21,000*	*93,000*
+ Cash & Equivalents	*9,541*	*6,571*
Net Debt	$ 24,459	$ 100,429
= Debt Outstanding	*34,000*	*107,000*
- Cash & Equivalents	*9,541*	*6,571*
Enterprise Value	$ 69,964	$ 514,768
= Market Capitalization, Common Units[2],[3]	*44,595*	*46,084*
+ Class A Preferred Units[4]	*910*	*18,255*
+ Class B Preferred Units	*-*	*350,000*
+ Net Debt	*24,459*	*100,429*
Net Debt / Enterprise Value	**35%**	**20%**

(1) Quarter-end preceding SPP's acquisition of Gulf Coast non-operated assets from Sanchez Energy Partners I, LP
(2) Based on ~2.4 MM units outstanding at an $18.80/unit closing price of SPP on NYSE MKT (adjusted for the 1:10 reverse split effective 8/4/2015) as of 6/30/2013
(3) Based on ~3.2 MM units outstanding at a $14.22/unit closing price of SPP on NYSE MKT as of 12/31/2015
(4) Represents the value of contributed capital plus paid in kind distributions as of the date shown, valued at a $16.00/unit notional conversion price (as adjusted for the 1:10 reverse split effective 8/4/2015)

© 2016 Sanchez Production Partners LP

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SPP LISTED NYSE MKT

Appendix I Escalating Working Interest Advantage © 2016 Sanchez Production Partners LP

EWI Case Study: Repeatable “Win/Win” Structure(1) $ 6.0 Eagle Ford wells are characterized by fast payback during a period of steep decline followed by a longer period of stable cash flow and low decline for the remaining life of the well Years 0 - 2 = ~ 40% of production and 60% of present value Years 2+ = ~ 60% of production and 40% of present value In this example, over the full life of the well the developer expects: NPV $4.1 MM IRR 67%  $ 5.0 $ 4.0 $ 3.0 $ 2.0  $ 1.0 $ 0.0 0 12 24 36 48 60 72 84 96 108 120 MMoonntths From the Seller’s perspective, monetization of a portion of the $ 6.0  well’s stable cash flow in an EWI structure enhances realized rates of return and provides capital for redeployment in the asset base In this example, the sale of the EWI results in: NPV $4.1 MM (unchanged) $ 5.0 $ 4.0  $ 3.0 $ 2.0  $ 1.0 $ 0.0 0 12 24 36 48 60 72 84 96 108 120 MMoonntthhss $ 6.0 From the MLP Buyer’s perspective, the purchase of an EWI, together with hedging (at closing) of the resulting “levelized” production from the asset, provides stable cash flow to support distributions over time while mitigating the need for maintenance capital  $ 5.0 $ 4.0 $ 3.0 $ 2.0 $ 1.0 $ 0.0 14 0 12 24 36 48 60 72 84 96 108 120 MMoonntths (1) Assumes initial well cost of $4.5 MM; Three year EWI sold in Year 2 at PV10; Flat price deck of $55/BBL and $3.50/MCFE; 25% NGL realization; Catarina type curve © 2016 Sanchez Production Partners LP Remaining PV ($mm) Cash Flow Remaining PV ($mm) Cash Flow Remaining PV ($mm) Cash Flow EWI Buyer Achieves Stable Cash Flow, Which Supports Distributions EWI – MLP Buyer’s Perspective IRR 89% EWI Seller Achieves Payback, Monetizes FCF For Redeployment, and Enhances IRR EWI – Seller’s Perspective PV10 CF t=0 Mo. $4.1 MM Typical Eagle Ford Well

SPP Eagle Ford Acquisition Illustrated below, the SPP Eagle Ford Acquisition was structured to offset natural production declines, minimize maintenance capital requirements, and maintain more stable cash flows over the life of the asset for SPP The escalating working interests acquired from SN are expected to “levelize” production to SPP in years one through five Hedges covering a high percentage of production in years one through five, executed by SN, were novated to SPP at closing      SPP PDP PDP Total EWI Year = 1 2 3 4 5 15 * Factors shown exclude natural gas liquids production © 2016 Sanchez Production Partners LP MBOE Per Year H e dg e s a s a % of A c qui r e d I nte r e sts* 95. 0% 90. 0% 85. 0% 85. 0% 80. 0% A v g . Wor k i ng I nte r e st 18. 2% 26. 1% 33. 5% 40. 6% 47. 5% 47. 5% 47. 5% 47. 5% 47. 5% 47. 5% A v g . Ne t R e v e nue I nte r e st 13. 2% 18. 9% 24. 2% 29. 4% 34. 3% 34. 3% 34. 3% 34. 3% 34. 3% 34. 3% % PD P T ota l Shown A bov e 33. 1% 50. 7% 66. 2% 80. 9% 95. 0% 95. 0% 95. 0% 95. 0% 95. 0% 95. 0% SPP R e c e i v e s: 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024+ SN Retains SPP Owns Stable Cash Flow, Low Decline In this EWI structure (closed in Mar-15), SPP’s WI increases annually which, when applied to the production total, yields flat SPP production in EWI Years 1 - 5

SPP Eagle Ford Acquisition (Closed March 2015)

Assets Included In Transaction	
Trend	Eagle Ford Shale
Field	Palmetto
Location (County)	Gonzales County, TX
Type	Wellbore Interests
Operator	Marathon
Well (Reserve) Type	Producing (PDP Only)
Well Count	59
Transaction Structure	Escalating Working Interests
Avg. WI / NRI – Year 1	18.3% / 13.2%
Avg. WI / NRI – Years 5+	47.5% / 34.3%
Forecast Net Production , 2015 through 2019	~1,000 BOE/D
Producing Horizons	Upper Eagle Ford, Lower Eagle Ford
Asset Mix, 2015-19	84.2% Oil/Liquids, 15.8% Natural Gas
Asset Mix, Life Cycle	83.9% Oil/Liquids, 16.1% Natural Gas
% PV10 Value Years 1 – 5	63.3%

Palmetto Well Characteristics	
EURs (MBOE)	450 – 750
% Oil / Liquids	75% / 89%

Trend



Eagle Ford
SN Leases
Oil
Condensate
Dry Gas
Marquis
Palmetto
Cotulla
Catarina

Field



Active Drilling Rigs
SN Leases

Type Curve



PALMETTO SOUTH (ALL)

Geology



UEF
LEF
BUDA
Producing Horizon

Source: Graphics from the SN Corporate Presentation – December 2014; Transaction details provided by SN and verified by SPP

Note: All data shown is as of 3/31/2015, the date of transaction closing

© 2016 Sanchez Production Partners LP

16

SPP LISTED NYSE MKT

Appendix II Western Catarina Midstream Transaction © 2016 Sanchez Production Partners LP

Catarina Overview 18 Source: SN Corporate Presentation – February 2016 © 2016 Sanchez Production Partners LP • 700+ Potential Locations • 600-1200 Mboe EUR • Extension into South Central Lower Eagle Ford Upper Eagle Ford • 150+ Potential Locations • 7 wells in stacked pilots drilled to date • High oil yields of 250 Bbl/MMcf Middle Eagle Ford • 500+ potential Locations • Large Stacked Pay Application • Production in line with LEF Type Curve

Western Catarina Midstream Asset Overview

Asset Overview

- **Gathering and processing assets originally constructed by Royal Dutch Shell as part of the infrastructure for the development of the Catarina Field**
  - Development and construction of the assets were promulgated under rights embedded in the lease agreement
  - Pipeline capacity can be easily expanded through small compression projects at nominal costs (~$1 MM/year in growth capital planned)

Western Catarina Dedicated Acreage



CPF A
North Appraisal
Dedicated Acreage
CPF D
South Appraisal
Catarina
Pad Locations
Pipeline
Facilities

Asset Details

Dedicated Acreage	~ 35,000 acres [1]
Pipeline Assets	~ 150 miles of gathering lines (ranging in diameter from 4" to 12")
Facilities	Four main gathering and processing facilities, which include: • Eight stabilizers (5,000 BBL/D) • ~ 25,000 BBL storage capacity • NGL pressurized storage • ~ 18,000hp compression • ~ 300 MMCF/D dehydration capacity
Interconnections	Crude oil: • Plains All American Pipeline header system delivered to Gardendale Terminal • Connectivity to all four takeaway pipelines to Corpus Christi Natural gas: • Southcross Energy • Kinder Morgan • Energy Transfer • Enterprise Products • Targa Resources Interconnections located at each of the four main processing facilities
Capacity	Condensate: 40,000 BBL/D Natural Gas: 200 MMCF/D

[1] Covers ~ 85,000 net development acres

© 2016 Sanchez Production Partners LP

19

SPP LISTED NYSE MKT

Western Catarina Midstream Transaction Buyer: Sanchez Production Partners LP (“SPP”)  Seller: SN Catarina, LLC, a wholly-owned subsidiary of Sanchez Energy Corp. (“SN”)  Purchase Price: ~ $345 MM  Effective Date: 10/14/2015  Closed: 10/14/2015  Assets: All of the issued and outstanding membership interests in Catarina Midstream, LLC, which owns ~ 150 miles of gathering lines, compressors, tanks, vessels and other gathering and processing infrastructure in Dimmit and Webb Counties, TX  Transaction Agreement: Purchase and Sale Agreement; includes right of first offer on additional midstream asset sales by SN  Gathering Agreement: Effective upon closing; 15 year term with fixed rates and a five year “Minimum Quarterly Quantity”  Dedicated Acreage: ~ 35,000 acres in Western Catarina, SN’s most active development area  Operations: Managed with the support of SOG since SN’s June 2014 acquisition  Financing Overview: Financed through a preferred equity raise with Stonepeak Infrastructure Partners and available cash with incremental new debt capacity reserved for future growth  20 © 2016 Sanchez Production Partners LP

Appendix III Other Information © 2016 Sanchez Production Partners LP

SPP Hedging Program

- SPP intends to hedge a high percentage of PDP for up to five years
- SPP's hedge strategy primarily utilizes swaps and costless collars, as warranted by market conditions
- Hedges executed with SPP's lenders and subject to limitations in SPP's Credit Facility
- Hedges in place result in the following fixed price positions, which were in-the-money ~ $31 MM as of 12/31/2015:

Hedge Positions(1)	2016	2017	2018	2019
Natural Gas Hedges(2)				
$/MMbtu	4.14	3.52	3.58	3.62
MMbtu	4,108,556	296,048	295,683	277,888
Crude Hedges(2)				
$/Bbl	73.82	64.80	65.40	65.65
Bbl	441,239	213,003	212,555	199,768

(1) As of 12/31/2015
(2) NYMEX swaps

NOTE: The Partnership accounts for derivatives using the mark-to-market accounting method

22

© 2016 Sanchez Production Partners LP

SPP LISTED NYSE MKT

Non-GAAP Financial Measures Use of Non-GAAP Financial Measures – Historic Financials: EBITDA and Adjusted EBITDA are non-GAAP financial measures that are reconciled to their most comparable GAAP financial measure under Reconciliation of Non-GAAP Financial Measures in this presentation. The reconciliations are only intended to be reviewed in conjunction with the presentation to which they relate. EBITDA is defined as net income (loss) adjusted by interest (income) expense, net; income tax expense (benefit); depreciation, depletion and amortization; asset impairments; and accretion expense. Adjusted EBITDA is defined as EBITDA adjusted by (gain) loss on sale of assets; (gain) loss from equity investment; unit-based compensation programs; unit-based asset management fees; (gain) loss from mark-to-market activities; and (gain) loss on embedded derivative. Distributable Cash Flow is defined as Adjusted EBITDA less cash interest expense; distributions on preferred units; and maintenance capital. These financial measures are used as quantitative standards by our management and by external users of our financial statements such as investors, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; and our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure. These financial measures are not intended to represent cash flows for the period, nor are they presented as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Use of Non-GAAP Financial Measures – Forecast Financials: In addition to Adjusted EBITDA, we provide a forecast of Distributable Cash Flow in this presentation. Distributable Cash Flow is defined as Adjusted EBITDA less cash interest expense; distributions on preferred units; and maintenance capital. We are unable to reconcile our forecast range of Adjusted EBITDA or Distributable Cash Flow to GAAP net income, operating income or net cash flow provided by operating activities because we do not predict the future impact of adjustments to net income (loss), such as (gains) losses from mark-to-market activities and equity investments or asset impairments due to the difficulty of doing so, and we are unable to address the probable significance of the unavailable reconciliation, in significant part due to ranges in our forecast impacted by changes in oil and natural gas prices and reserves which affect certain reconciliation items. Summary of Non-GAAP Financial Measures : 23 © 2016 Sanchez Production Partners LP Non-GAAP Measure Slide(s) Where Used in Presentation Most Comparable GAAP Measure Slide Containing Reconciliations Adjusted EBITDA, EBITDA 5, 24 Net Income 25

Recent Financial Results

($ in 000's unless noted)	15Q4 vs. 15Q3		15Q4 vs. 14Q4	
	15Q4	15Q3	15Q4	14Q4
Production (MBOE)	336	367	336	374
Oil and gas sales	$ 11,264	$ 13,320	$ 11,264	$ 14,499
Midstream sales	11,725	-	11,725	-
Gain (loss) on mark-to-market activities	3,109	12,305	3,109	17,547
Revenue	$ 26,098	$ 25,625	$ 26,098	$ 32,046
Operating expenses, production[1]	5,058	5,776	5,058	6,340
Operating expenses, midstream	2,176	-	2,176	-
General and administrative expenses	5,440	7,376	5,440	3,557
Other (income) expense[2]	9,264	(50)	9,264	177
EBITDA	$ 4,160	$ 12,523	$ 4,160	$ 21,972
DD&A[3]	46,865	4,053	46,865	9,667
Interest expense, net	1,767	672	1,767	507
Income tax expense	52	3	52	-
Net income (loss)	$ (44,524)	$ 7,795	$ (44,524)	$ 11,798
Adjusted EBITDA, As Reported	$ 11,961	$ 295	$ 11,961	$ 4,753
Add Back: Non-Recurring Items[4]	-	3,406	-	-
Equals: Adjusted EBITDA Excluding Non-Recurring Items	$ 11,961	$ 3,701	$ 11,961	$ 4,753

[1] Includes lease operating expenses, cost of sales and production taxes
[2] Includes loss (gain) on asset sale and loss on embedded derivative, which are non-cash items
[3] Includes accretion expense and asset impairments, which are non-cash items
[4] Includes litigation charges of $0.3 MM, transaction charges of $1.2 MM, and out of period charges of $1.9 MM in 15Q3

See Reconciliation Items, Slide 25

© 2016 Sanchez Production Partners LP

24

SPP LISTED NYSE MKT

Reconciliation Items

Reconciliation of Net Income (Loss) to Adjusted EBITDA ($ in 000s)	14Q4	YTD 14Q4	15Q1	15Q2	15Q3	15Q4	YTD 15Q4
Net income (loss)	$ 11,798	$ 9,503	$ (89,986)	$ (10,341)	$ 7,795	$ (44,524)	$ (137,056)
Interest expense, net	507	2,076	646	1,122	672	1,767	4,207
Income tax expense	-	-	-	-	3	52	55
DD&A[1]	9,667	23,561	86,238	4,205	4,053	46,865	141,361
EBITDA	$ 21,972	$ 35,140	$ (3,102)	$ (5,014)	$ 12,523	$ 4,160	$ 8,567
(Gain) loss on sale of assets	246	223	(59)	(54)	2	-	(111)
Unit-based compensation programs	82	1,298	1,992	396	75	(9)	2,454
Unit-based asset management fees	-	-	-	-	-	937	937
(Gain) loss on mark-to-market activities	(17,547)	(12,229)	732	9,902	(12,305)	(3,109)	(4,780)
Loss on embedded derivative	-	-	-	-	-	9,982	9,982
Adjusted EBITDA[1],[2]	$ 4,753	$ 24,432	$ (437)	$ 5,230	$ 295	$ 11,961	$ 17,049

25

[1] Includes accretion expense and asset impairments
[2] Includes $1.0 MM in charges related to the implementation of the Services Agreements in 14Q2; employee severance charges of $4.4 MM, transaction charges of $0.6 MM, conversion charges of $0.3 MM, and litigation charges of less than $0.1 MM in 15Q1; and litigation charges of $0.3 MM, transaction charges of $1.2 MM, and out of period charges of $1.9 MM in 15Q3; Excluding these non-recurring items in the quarterly results shown, 15Q1 Adjusted EBITDA was $4.9 MM and 15Q3 Adjusted EBITDA was $3.7 MM; Excluding these non-recurring items in year-to-date results, YTD 14Q4 Adjusted EBITDA was $25.4 MM and YTD 15Q4 Adjusted EBITDA was $25.8 MM

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